                                                                EXHIBIT 99(B)(2)

[LOGO] INVESTMENT BANKING GROUP
       Interstate/Johnson Lane Corporation
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                          INTERNATIONAL COMPUTEX, INC.



                     Presentation to the Special Committee
                           of the Board of Directors

                       Confidential Discussion Materials



                               DECEMBER 23, 1998
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
                                    TABLE OF CONTENTS
            .    OVERVIEW................................................  A
                 Summary of Discussion Points............................  I
                 Deal Valuation Summary..................................  II

            .    ANALYSIS OF INTERNATIONAL COMPUTEX, INC.................  B
                 Summary Financial Information...........................  I
                 Common Stock Analysis...................................  II
                 Total Return Analysis...................................  II

            .    VALUATION ANALYSES......................................  C
                 Comparable Public Companies.............................  I
                 M&A Transactions Multiples..............................  II
                 Acquisition Premiums Paid...............................  III

            .    SUMMARY OF VALUATION ANALYSES...........................  D

            .    APPENDIX:  DESCRIPTION OF PUBLIC COMPARABLES............  E

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                                   Overview


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

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       Interstate/Johnson Lane Corporation

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                                  Summary Of
                               Discussion Points


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                         SUMMARY OF DISCUSSION POINTS



   .  MERGER BENEFITS TO INTERNATIONAL COMPUTEX SHAREHOLDERS:

          .  Offer Price, net of cash, is 43% higher than current bid price

          .  Cash provides immediate liquidity to shareholders

          . Transaction will eliminate further volatility in the stock price caused by uncertainty in future earnings

          .  Acquiror can close the transaction quickly and efficiently


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                   SUMMARY OF DISCUSSION POINTS (CONTINUED)


   .  MERGER BENEFITS TO INTERNATIONAL COMPUTEX:

          .  Potential to secure new customers with "One Solution" capabilities

               .  Opportunity to exploit niche in the middle market

               . Integrated product offerings will offer flexible solutions with compelling ROI's

          . Eliminate uncertainties in potential customers' minds about International Computex's long term viability

          .  Access to capital-base of $450mm organization

          . Opportunity to grow without the pressure associated with quarterly reporting as a public company

          .  Greater research and development capabilities

          .  Reduce threat of lawsuits by Aspect

          . Access to IHS marketing channels; reduces the need to develop costly direct sales force

          .  Generally improve the competitive position of International
             Computex

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                   SUMMARY OF DISCUSSION POINTS (CONTINUED)


   .  CURRENT M&A MARKET ENVIRONMENT:

          . In the Software Industry, activity is fueled by acquirors seeking synergies and complementary acquisitions that facilitate cross-selling

          . Acquirors continue to be pressured to access new products and capabilities to defend against competitors and start-ups who are entering new markets

          . Despite significant recent M&A activity in the Software Industry, only a limited number of acquirors disclose data regarding the company acquired, thus limiting the universe of directly comparable transactions

          . High value-added proposition for software companies justifies high acquisition multiples from acquirors

          . Continuing emphasis and interest in ERP-related software solutions generates significant interest in this arena

          . ERP market has become crowded, with competitors spending significant dollars to gain market share


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                             Deal Valuation Summary


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                            DEAL VALUATION SUMMARY

DEAL TERMS:
----------------------------------------------------------------------------------------
 Cash Offer Price (12/18/98)                                          $       9.50
 International Computex, Inc. Shares Outstanding [1]                     3,577,380
                                                               ----------------------
 Total Equity Offer                                                   $ 33,985,110

 TOTAL DEBT TO BE ASSUMED                                             $     15,002
 Less Cash [2]                                                        $  8,434,332
                                                               ----------------------

 Total Enterprise Value                                               $ 25,565,780
                                                               ======================

 ADJUSTED OFFER PER SHARE [2,3]                                       $       7.15

 ICIQ BID PRICE 12/18/98                                              $       5.00

----------------------------------------------------------------------------------------


 INTERNATIONAL COMPUTEX, INC. FINANCIAL RESULTS
----------------------------------------------------------------------------------------
                                                              LTM ENDED 11/30/98
                                                            -----------------------
    Net Sales                                                        $ 4,322,087
    EBITDA                                                            (2,117,281)
    EBIT                                                              (2,280,706)
    Net Income                                                        (1,842,850)
    Book Value of Equity                                               9,991,174
    EPS LTM (Actual)                                                      ($0.52)
    EPS FY 1998E [4]                                                          NA
    EPS FY 1999E [4]                                                          NA
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
VALUATION RATIOS:
    Total Enterprise Value/Net Sales                                    5.92  x
    Total Enterprise Value/EBITDA                                         NM

    Total Enterprise Value/EBIT                                           NM
    Equity Value/Net Income                                               NM
    Equity Value/Book Value                                              3.4  x
    Share Price/EPS LTM                                                   NM
    Share Price/EPS FY 1998E                                              NM
    Share Price/EPS FY 1999E                                              NM

    Premium over ICIQ Bid Price (12/18/98)                              42.9%
    Adjusted Premium over Bid [5]                                      169.8%
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   [1] Excludes unexercised International Computex Inc. options
   [2] For consistency, all cash is assumed used to finance acquisition.
   [3] Adjusted Offer Per Share reflects value at $9.50 per share for all shares outstanding, less cash on the International Computex, Inc. balance sheet.
   [4] No research coverage or earnings estimates are currently available for Interntional Comptuex, Inc.
   [5] Adjusted Premium is calculated by taking cash per share ($2.35) out of the current bid price.

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                    INVESTMENT BANKING SERVICES SINCE 1932

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                           Analysis of International
                                Computex, Inc.

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                               Summary Financial
                                  Information

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                             Annual Financial Data
                     (in thousands, except per share data)

                                                                                  YEAR ENDED
                                                   -----------------------------------------------------------------
                                                        1997        % OF REVENUE          LTM          % OF REVENUE
                                                   -------------    ------------    ---------------    -------------
Software Revenues                                       $  214.5             4.1%        $   925.8             21.4%
Consulting Revenues                                      5042.57                           3,396.3
                                                   -------------                    ---------------

Total Revenues                                          $5,257.1                         $ 4,322.1
Cost of goods sold                                       1,597.3                           1,261.2
                                                   -------------    ------------    ---------------    -------------

GROSS PROFIT                                            $3,659.7            69.6%        $ 3,060.9             70.8%
  Selling, general and administrative                    2,275.7            43.3%          6,439.4            149.0%
  Depreciation and amortization                             94.0                             163.4

Income from operations                                  $1,290.0            24.5%        $(2,280.7)           -43.4%
EBITDA                                                   1,384.1                          (2,117.3)
Interest income (expense)                                (174.45)                            475.6
                                                   -------------    ------------    ---------------    -------------


Income before taxes                                      1,115.6            21.2%         (1,805.1)           -34.3%
Income taxes [1]                                           404.9                              37.7
                                                   -------------    ------------    ---------------    -------------

Net income                                              $  710.7            13.5%        $(1,842.8)           -35.1%
                                                   =============    ============    ===============    =============



Basic average shares outstanding                         3,100.9                           3,577.4

Net income per share                                    $   0.23                         $   (0.52)
                                                   =============                     ==============

 ------------------------------------------
 Information provided by the company.
 [1]  1997 figures include Pro Forma Provision found in Company filings.

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

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                             Common Stock Analysis

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                    INVESTMENT BANKING SERVICES SINCE 1932

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                         INTERNATIONAL COMPUTEX, INC.
                           PRICE/VOLUME PERFORMANCE
                      APRIL 30, 1997 TO DECEMBER 18, 1998



[GRAPH APPEARS HERE]

* The Company went public on 4/30/97 with 488,100 shares of trading that day, opening at $9.50. The total offering size was 1.13 million.


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                    INVESTMENT BANKING SERVICES SINCE 1932

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                             Total Return Analysis


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                   Comparative Total Returns Since 05/02/97

                             [GRAPH APPEARS HERE]

[] International Computex, Inc.       [] Median of Comparable Companies
[] Average of Comparable Companies    [] Russell 2000

* All data is weekly from 5/2/97 through 12/18/99, and assumes and investment was made on 5/2/97. When a comparable company's IPO occured after 5/2/97, data was compiled from the IPO date.


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                              Valuation Analyses


--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

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--------------------------------------------------------------------------------


                               Comparable Public
                                   Companies


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                    Investment Banking Services Since 1932

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       Interstate/Johnson Lane Corporation
-------------------------------------------------------------------------------

                         Comparable Companies Analysis
                     (in millions, except per share data)

                                                                Current     52 Week Price                    Equity
                                                         Year    Price      -------------          Shares    Market         Net
                  Company                       Ticker    End   12/18/98     High         Low      Outst.    Value          Debt [1]
--------------------------------------------  ---------  ----  ----------   -----        -----     -------  ----------   ---------
SMALLER ERP PROVIDERS
--------------------------------------------
Aspect Development, Inc.[4]                     ASDV      Dec.   $ 37.00    $  42.56    $  17.75     30.4    $  1,126.4   $  (18.6)
Fourth Shift Corporation [5]                    FSFT      Dec.      4.75        5.56        2.25     10.0          47.6       (6.6)
Gensym Corporation [6]                          GNSM      Dec.      3.06        8.75        2.25      6.5          19.8      (13.1)
Indus International, Inc. [7]                   ?NT       Dec.      3.94       12.00        3.00     31.3         123.2        6.8
Logility, Inc. [8]                              LGTY      April     4.13       13.69        2.44     13.5          55.5       (1.0)
Made2Manage Systems, Inc. [9]                   MTMS      Dec.     12.44       16.13        6.38      4.5          56.0      (11.4)
Manugistics Group, Inc. [10]                    MANU      Feb.     13.69       64.75        7.00     26.5         362.9       (6.2)
Mapics, Inc.                                    MAPX      Sep.     17.25       22.63        9.63     18.7         322.7      (24.9)
ObjectShare, Inc. [11]                          OBJS      Mar.      1.47        4.88        0.63     12.3          18.1       (3.0)
Project Software & Development, Inc. [12]       PSDI      Sep.     30.06       31.63       12.69     10.0         300.5      (20.8)
QAD, Inc. [13]                                  QADI      Jan.      3.63       16.94        3.00     29.5         107.0      (28.3)
Ross Systems, inc. [14]                         ROSS      June      3.75        5.06        2.44     21.9          82.0        8.2
Software AG Systems, Inc. [15]                  AGS       Dec.     15.94       32.25       11.50     30.3         482.2      (64.6)
Symix Systems, Inc. [16]                        SYMX      June     18.88       26.38       14.25      6.5         123.5       (2.5)
System Software Associates, Inc. [17]           SSAX      Oct.      6.31        9.94        3.75     47.6         300.5       84.1
Workgroup Technology Corporation                WKGP      Mar.      2.03        4.94        1.56      8.5          17.2      (26.5)

LARGER ERP PROVIDERS
--------------------------------------------
Computer Associates International, Inc. [18]    CA         Mar.  $ 39.00    $  61.13    $  27.00    528.3    $ 20,602.2   $ 2,159.6
12 Technologies, Inc. [19]                      ITWO       Dec.    29.19       41.00       10.13     71.2       2,079.6       (95.5)
J.D. Edwards & Company                          JDEC       Oct.    23.38       49.38       23.38    102.0       2,385.1      (176.7)
MicroStrategy, Inc.                             MSTR       Dec.    23.25       44.50       20.44     35.6         828.3       (22.4)
Oracle Corporation [20]                         ORCL       May     39.31       39.56       18.06    971.9      32,208.0    (1,320.3)


CAD PROVIDERS
--------------------------------------------
Engineering Animation, Inc. [21]                 EA?       Dec.  $ 46.13    $  69.75    $  28.83     11.2    $  516.5      $ (12.?)
ModaCAD, Inc.                                    MODA      Dec.    16.50       24.25        7.13      6.1       100.8         (9.4)
OrCAD, Inc. [22]                                 OCAD      Dec.     7.53       11.88        4.94     4.94        70.4        (13.5)
Unigraphics Solutions, Inc [23]                  UGS       Dec.    14.44       15.50        6.56     6.56       523.6         41.2


INTERNATIONAL COMPUTEX, INC. [24]                ICIQ      Dec.  $  5.00    $   9.75    $   1.38      3.6    $   17.9      $  (8.4)

------------------------------------------------------------------------------------------------------------------------------------



                                                                                      Latest Twelve Months
                                                Market                        -----------------------------------
                                               Value of                         Net                             Net
                  Company                     Capital [2]      Revenues       EBITDA              EBIT         Income
-------------------------------------------- ------------      ---------      -------             ----         -------
SMALLER ERP PROVIDERS
--------------------------------------------
Aspect Development, Inc.[4]                   $  1,107.9        $    93.0        $  16.7   $       11.9     $    9.9
Fourth Shift Corporation [5]                        41.0             64.2            3.7            0.5         (1.8)
Gensym Corporation [6]                               6.7             36.4            0.5           (0.7)        (0.1)
Indus International, Inc. [7]                      129.9            187.2           21.9           13.8         12.2
Logility, Inc. [8]                                  54.6             29.8           (2.5)          (7.6)        (6.6)
Made2Manage Systems, Inc. [9]                       44.6             23.0            3.0            1.7          0.3
Manugistics Group, Inc. [10]                       356.7            195.0           14.0           (6.7)        (2.0)
Mapics, Inc.                                       297.8            119.9           36.8           27.5         31.9
ObjectShare, Inc. [11]                              15.1             36.1           (7.1)          (9.9)       (11.5)
Project Software & Development, Inc. [12]          297.7            112.1           24.1           20.2         10.7
QAD, Inc. [13]                                      78.8            183.9          (14.6)         (22.0)       (23.7)
Ross Systems, inc. [14]                             90.2             97.4           17.0            4.6          3.1
Software AG Systems, Inc. [15]                     417.5            224.0           50.3           41.6         29.4
Symix Systems, Inc. [16]                           121.0            106.9            3.5            9.0          2.9
System Software Associates, Inc. [17]              384.6            433.8           41.4           (5.2)       (50.1)
Workgroup Technology Corporation                    (9.3)             7.8          (10.0)        (10.91)        (9.1)


LARGER ERP PROVIDERS
--------------------------------------------
Computer Associates International, Inc. [18]  $ 22,761.8        $ 4,969.0      $ 2,444.0   $    2,112.0     $1,228.7
12 Technologies, Inc. [19]                       1,984.1            302.3           47.4           39.2         22.2
J.D. Edwards & Company                           2,208.3            843.5          113.3           85.3         59.6
MicroStrategy, Inc.                                805.9             89.5            8.4            5.8          3.9
Oracle Corporation [20]                         36,887.7          7,524.1        1,811.9        1,473.1      1,000.2


CAD PROVIDERS
--------------------------------------------
Engineering Animation, Inc. [21]              $    504.1        $    72.9     $     19.5      $    15.6     $    2.8
ModaCAD, Inc.                                       91.5              8.7           (0.5)          (2.3)        (1.8)
OrCAD, Inc. [22]                                    56.9             29.6            5.6            3.9          3.4
Unigraphics Solutions, Inc [23]                    564.7            373.4           60.1           33.8         27.6



INTERNATIONAL COMPUTEX, INC. [24]             $      9.5        $     4.3   $       (2.1)     $    (2.3)    $   (1.8)

-----------------------------------------------------------------------------------------------------------------------------------

                                                           First Call
                                                         EPS Estimates [3]
                                              ---------------------------------------
                  Company                       LTM         1998E           1999E
--------------------------------------------  -----------  ------------  ------------
SMALLER ERP PROVIDERS
--------------------------------------------
Aspect Development, Inc.[4]                    $  0.22       $  0.45      $ 0.63
Fourth Shift Corporation [5]                     (0.52)         0.16        0.34
Gensym Corporation [6]                           (0.01)         0.01        0.34
Indus International, Inc. [7]                     0.33          0.22        0.40
Logility, Inc. [8]                               (0.49)        (0.55)       0.10
Made2Manage Systems, Inc. [9]                     0.10          0.42        0.60
Manugistics Group, Inc. [10]                     (0.01)        (0.28)       0.28
Mapics, Inc.                                      1.52          0.85        1.10
ObjectShare, Inc. [11]                           (0.98)           NA          NA
Project Software & Development, Inc. [12]         1.07          1.55        1.92
QAD, Inc. [13]                                   (0.78)        (0.76)       0.12
Ross Systems, inc. [14]                           0.14          0.25          NA
Software AG Systems, Inc. [15]                    1.00            NA          NA
Symix Systems, Inc. [16]                          0.44          0.84        1.09
System Software Associates, Inc. [17]            (1.08)        (0.48)         NA
Workgroup Technology Corporation                 (1.09)           NA          NA

LARGER ERP PROVIDERS
--------------------------------------------
Computer Associates International, Inc. [18]   $  2.18       $  2.22      $ 2.48
12 Technologies, Inc. [19]                        0.31          0.36        0.50
J.D. Edwards & Company                            0.58          0.70        0.92
MicroStrategy, Inc.                               0.10          0.15        0.30
Oracle Corporation [20]                           1.01          1.11        1.36


CAD PROVIDERS
--------------------------------------------
Engineering Animation, Inc. [21]               $  0.33       $  0.92      $ 1,50
M0daCAD, Inc.                                    (0.23)           NA          NA
OrCAD, Inc. [22]                                  0.47          0.54        0.84
Unigraphics Solutions, Inc [23]                   0.85          0.73        0.97


INTERNATIONAL COMPUTEX, INC. [24]              $ (0.5?)           NA           N

-----------------------------------------------------------------------------------

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-------------------------------------------------------------------------------

                                                   Comparable Companies Analysis
                                               (in millions, except per share data)

                                                                        Total Debt
                         Latest                        Net      Return    to BV      3-year          Market Value            MV of
                         Twelve    EBITDA    EBIT     Income      on     of Total     CAGR      of Capilization to LTM     Equity/BV
                                                                                              -------------------------
     Company             Months    Margin   Margin    Margin    Equity    Capital    Sales     Sales    EBITDA    EBIT     of Equity
-----------------------  ------    ------   ------    ------    ------    -------    -----    -------------------------    ---------
SMALLER ERP PROVIDERS
------------------------
Aspect Development,
Inc. (4)                  Sep-98     18.0%    12.8%     10.6%     12.8%     0.0%       79.1%   11.9 x   66.2 x   92.9 x      14.6 x
Fourth Shift
Corporation Inc. (5)      Sep-98      5.8%     0.9%     -2.9%    -34.1%    23.0%       18.6%    0.6     11.1     74.8         8.8
Gensym Corporation (6)    Sep-98      1.4%    -1.9%     -0.2%     -0.4%     0.0%       12.3%    0.2     13.1      NM          1.0
Indus International,
Inc. (7)                  Sep-98     11.7%     7.4%      6.5%      NM      25.6%       31.9%    0.7      5.9      9.4         NM
Logility, Inc. (8)        Oct-98     -8.5%   -25.6%    -22.2%    -22.7%     0.0%       44.4%    1.8      NM       NM          1.9
Made2Manage Systems,
Inc. (9)                  Sep-98     13.0%     7.4%      1.1%     1.4%      0.0%       65.0%    1.9     14.9     26.3         3.2
Manugistics Group,
Inc. (10)                 Aug-98      7.2%    -3.4%     -1.0%    -1.2%      0.0%       12.2%    1.8     25.4      NM          2.2
Mapics, Inc.              Jun-98     30.7%    22.9%     26.6%    81.6%      0.0%       17.3%    2.5      8.1     10.8         8.3
ObjectShare, Inc. (11)    Sep-98    -19.6%   -27.4%    -31.9%  -229.5%      0.0%        NM      0.4      NM       NM          3.6
Project Software &
Development, Inc. (12)    Jun-98     21.5%    18.0%      9.6%    14.1%      0.0%       38.6%    2.5     11.6     13.8         4.0
QAD, Inc. (13)            Oct-98     -7.9%   -12.0%    -12.9%   -29.0%      0.0%       35.8%    0.4      NM       NM          1.3
Ross Systems, Inc. (14)   Sep-98     17.4%     4.7%      3.1%     8.9%     32.4%       14.6%    0.9      5.3     19.6         2.4
Software AG Systems,
INC. (15)                 Sep-98     22.5%    18.6%     13.1%    25.45      0.0%        9.0%    1.9      8.3     10.0         4.2
Symix Systems, Inc. (16)  Sep-98      3.3%     8.4%      2.7%     8.7%      2.7%       46.0%    1.1     34.8     13.4         3.7
System Software
Associates, Inc. (17)     Jul-98      9.5%    -1.2%    -11.6%  -325.5%     90.5%        7.3%    0.9      9.3      NM         19.5
Workgroup Technology
Corporation               Sep-98   -127.2%  -138.8%   -116.0%   -35.7%      0.0%        NM      NM       0.9      0.9         0.7
------------------------------------------------------------------------------------------------------------------------------------
MEAN                                 -0.1%    -6.8%     -7.8%   -35.0%     10.9%       30.9%    2.0 x   16.5 x   27.2 x       5.3 x
MEDIAN                                8.4%     2.8%      0.4%    -0.4%      0.0%       25.2%    1.1     11.1     13.6         3.6
------------------------------------------------------------------------------------------------------------------------------------

LARGER EPR PROVIDERS
------------------------
Computer Associates
International, Inc. (18)  Sep-98     49.2%    42.5%     24.7%    47.4%     45.4%       16.0%    4.6      9.3     10.8         7.9
12 Technologies, Inc.
(19)                      Sep-98     15.7%    13.0%      7.3%    10.2%      0.0%      156.4%    6.6     41.8     50.6         9.6
J.D Edwards & Company     Jul-98     13.4%    10.1%      7.1%    11.3%      0.0%       37.9%    2.6     19.5     25.9         4.5
MicroStrategy, Inc.       Sep-98      9.4%     6.4%      4.4%     9.0%     14.7%      134.0%    9.0     96.0    140.0        19.1
Oracle Corporation (20)   Aug-98     24.1%    19.6%     13.3%    32.5%      9.1%       30.1%    4.9     20.4     25.0        12.4
------------------------------------------------------------------------------------------------------------------------------------
MEAN                                 22.4%    18.3%     11.4%    22.1%     13.9%       74.9%    5.5 x   37.4 x   50.5 x      10.7 x
MEDIAN                               15.7%    13.0%      7.3%    11.3%      9.1%       37.9%    4.9     20.4     25.9         9.6
------------------------------------------------------------------------------------------------------------------------------------

CAD PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Engineering Animation,
Inc. (21)                 Sep-98     26.8%    21.4%      3.9%     3.8%      6.1%      101.5%    6.9    25.8      32.3         7.0
ModaCAD, Inc.             Sep-98     -6.0%   -26.7%    -20.2%    -9.4%      0.0%       14.9%   10.5     NM        NM          5.4
OrCAD, Inc. (22)          Sep-98     18.8%    13.2%     11.6%     7.2%      0.0%       37.7%    1.9    10.2      14.5         1.5
Unigraphics Solutions,
Inc. (23)                 Sep-98     16.1%     9.1%      7.4%    35.5%     46.7%        8.4%    1.5     9.4      16.7         6.7
------------------------------------------------------------------------------------------------------------------------------------
MEAN                                 13.9%     4.2%      0.7%     9.3%     13.2%       40.6%    5.2 x  15.1 x    21.2 x       5.1
MEDIAN                               17.5%    11.2%      5.6%     5.5%      3.1%       26.3%    4.4    10.2      16.7         6.1
------------------------------------------------------------------------------------------------------------------------------------
MEAN FOR ALL                          6.6%     O.O%     -2.6%   -15.7%     11.8%       42.1%    3.3 x  21.3 x    32.7 x       6.4 x
MEDIAN FOR ALL                       13.0%     7.4%      3.9%     8.0%      0.0%       31.9%    1.9    11.6      18.1         4.3
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL COMPUTEX,
INC. (24)                 Sep-98    -49.0%   -52.8%    -42.6%   -18.6%      0.0%       13.3%    2.2 x  (4.5) x   (4.1) x      1.0 x

                                                                 1999
                                                                P/E to
                              Current   Share   Price/EPS       Growth
                              ---------------------------
     Company                    LTM     1998E      1999E         Rate
-----------------------       -------  -------    -------      --------
SMALLER ERP PROVIDERS
------------------------
Aspect Development,
Inc. (4)                      164.7 x     82.2 x     58.7 x     146.8%
Fourth Shift
Corporation Inc. (5)            NM        29.7       14.0        12.4%
Gensym Corporation (6)          NM       393.8       11.6         0.4%
Indus International,
Inc. (7)                        NM        18.8       10.3        12.6%
Logility, Inc. (8)              NM         NM       124.4         NM
Made2Manage Systems,
Inc. (9)                      132.1       32.6       22.8         53.2%
Manugistics Group,
Inc. (10)                       NM         NM        61.6          NM
Mapics, Inc.                    1.0        1.7        1.3          4.5%
ObjectShare, Inc. (11)          NM         NA         NA           NA
Project Software &
Development, Inc. (12)          3.4        2.3        1.9          7.9%
QAD, Inc. (13)                  NM         NM        31.3          NM
Ross Systems, Inc. (14)       110.3       63.8        NA           NA
Software AG Systems,
INC. (15)                      19.0        NA         NA           NA
Symix Systems, Inc. (16)       14.3        7.5        5.8         19.5%
System Software
Associates, Inc. (17)           NM         NM         NA           NA
Workgroup Technology
Corporation                     NM         NA         NA           NA
-------------------------------------------------------------------------
MEAN                           63.5 x     70.3 x     31.2 x       32.2%
MEDIAN                         19.0       29.7       14.0         12.5
-------------------------------------------------------------------------

LARGER EPR PROVIDERS
------------------------
Computer Associates
International, Inc. (18)       17.9       17.6       15.7        134.3%
12 Technologies, Inc.
(19)                           95.6       81.1       58.4        150.1%
J.D Edwards & Company          40.3       33.4       25.4         80.8%
MicroStrategy, Inc.           232.5      155.0       77.5         77.5%
Oracle Corporation (20)        39.1       35.4       28.9        128.3%
-------------------------------------------------------------------------
MEAN                           85.1 x     64.5 x     41.2 x      114.2%
MEDIAN                         40.3       35.4       28.9        128.3%
-------------------------------------------------------------------------

CAD PROVIDERS
-------------------------
Engineering Animation,
Inc. (21)                     139.1       50.1       30.8         48.8%
ModaCAD, Inc.                   NM         NA         NA           NA
OrCAD, Inc. (22)               16.1       13.9        9.0         16.1%
Unigraphics Solutions,
Inc. (23)                      17.0       19.8       14.9         45.3%
-------------------------------------------------------------------------
MEAN                           57.4 x     28.0 x     18.2 x       36.7%
MEDIAN                         17.0       19.8       14.9         45.3%
-------------------------------------------------------------------------
MEAN FOR ALL                   69.5 x     61.1 x     31.8 x       58.7 x
MEDIAN FOR ALL                 39.1       32.6       22.?         47.0%
-------------------------------------------------------------------------
INTERNATIONAL COMPUTEX,
INC. (24)                       NM         NA         NA           NA

--------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO]  INVESTMENT BANKING GROUP
        Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         Comparable Companies Analysis
                                   Footnotes


_______________________

(1) Net debts equals short-term debt plus long-term debt, less cash and cash equivalents.
(2)  Market value of capitalization equals market value of equity plus net debt.
(3) EPS estimates are from First Call and are shifted to reflect calendar year ends, except as otherwise noted.
(4) ASDV financials for the year ended 12/31/97 exclude $4.3 million in pre-tax expenses related to merger costs.
(5) F5FT financials for the year ended 12/31/97 exclude $2.6 million in pre-tax expenses due to restructuring charges.
(6) GNSM financials for the nine months ended 9/30/97 and the year ended 12/31/97 exclude $1.6 million in pre-tax expenses due to restructuring charges.
(7) IINT financials for the year ended 12/31/97 and the nine months ended 9/30/97 exclude a $12.1 million pre-tax charge due to restructuring and merger expenses.
(8) LGTY financials for the six months ended 10/31/98 exclude a $1.3 million pre-tax charge related to the write-off of software development costs.
(9) MTMS financials for the nine months ended 9/30/98 exclude a $3.0 million expense for acquired in-process technology.
(10) MANU financials for the six months ended 8/31/98 exclude $3.1 million in a acquisition related expenses. The financials for the year ended 2/28/98 exclude $47.3 million in purchased R&D related to acquisitions.
(11) OBJS financials for the six months ended 9/30/98 exclude a gain of $167,000 in restructuring costs. Financials for the six months ended 9/30/97 exclude a charge of $2.6 million related to restructuring costs and financials for the year ended 3/31/98 exclude $3.5 million charge in acquired R&D and $5.2 million for restructuring and merger-related costs.
(12) PSDI financials for the fiscal year ended 9/30/98 exclude $9.2 million in charges for purchased in-process product development.
(13) QAD financials for the nine months ended 10/31/98 exclude a restructuring charge of $1.9 million. Depreciation for the nine month stub periods has been estimated by applying the historical depreciation as a percentage of revenues rate of 4.0%
(14) Ross financials for the year ended 6/30/98 and the three months ended 9/30/97 exclude a gain of $381,000 from a litigation.
(15) AGS financials for the year ended 12/31/97 and the nine months ended 9/30/97 exclude $6.1 million for the write-off of a acquired in-process R&D costs.
(16) SYMX financials for the year ended 6/30/98 exclude a charge of $6.5 million for restructuring.
(17) SSAX financials for the year ended 10/31/97 exclude $4.9 million in a special charges related to lawsuits. The nine months ended 7/31/97 excludes $1.7 million in special charges related to a lawsuit and the nine months ended 7/31/98 excludes $1.1 million in special charges and $122.5 million in restructuring charges.
(18) CA financials for the six months ended 9/30/98 exclude a one-time charge of $1.071 million due to a stock plan for executives.
(19) ITWO LTM financials exclude charges for the acquisition of in-process R&D of $9.3 million, $5.6 million and $7.0 million for the year ended 12/31/97, the nine months ended 9/30/97 and the nine months ended 9/30/98, respectively.
(20) ORCL financials for the three months ended 8/31/97 and the year ended 5/31/97 exclude $167.1 million in charges related to acquired in-process R&D.
(21) EAII net income and EPS does not include minority interest. The financials for the nine months ended 9/30/98 exclude $18.4 million for acquisition and non-recurring charges. The year ended 12/31/97 financials excludes $8.8 million in acquisitions costs.
(22) OCAD financials for the nine months ended 9/30/97 and the year ended 12/31/97 exclude a charge of $2.2 million for the acquisition of in-process R&D. The financials for the nine months ended 9/30/98 excludes a charge of $3.8 million for merger and acquisition costs.
(23) UGS financials for the nine months ended 9/30/98 exclude $42.5 million in charges related to the acquisition of in-process R&D. Depreciation for the stub periods was estimated by applying the historical percentage of depreciation to revenues of 7%.
(24) ICIQ LTm results are through 11/30/98. Market value of capital figures are net of cash.



--------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO]    INVESTMENT BANKING GROUP
          Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------


                          M&A Transactions Multiples


--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO]  INVESTMENT BANKING GROUP
        Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                                           COMPARABLE MERGERS AND ACQUISITIONS ANALYSIS
                                                       (DOLLARS IN MILLIONS)
                                  TRANSACTIONS CLOSED BETWEEN JUNE 1, 1995 AND DECEMBER 18, 1998


    DATE
  EFFECTIVE              ACQUIROR NAME                     TARGET NAME                    TARGET BUSINESS DESCRIPTION
------------     ----------------------------      ----------------------------   -------------------------------------------
SIC CODE 7372, ERP SOFTWARE TARGETS [3]
-------------------------------------------------

05/18/98         Siebel Systems, Inc.              Scopus Technology, Inc. [4]     Develop, market client/server software
02/13/98         Manugistics Group, Inc.           ProMIRA Software, Inc. [5]      Provider of supply-chain planning software
11/25/97         Aspect Development, Inc.          CADIS, Inc.                     Develop object-oriented software
10/02/97         Symix Systems, Inc.               Pritsker Corporation [6]        Markets ERP software to manufacturers
08/26/97         BAAN Company N.V.                 Aurum Software, Inc. [7]        Develop sales and marketing software
11/11/96         Computer Associates Intl. Inc.    Cheyenne Software, Inc. [8]     Develop computer software
06/01/95         Computer Associates Intl. Inc.    Legent Corporation              Develop computer software


01/07/99         Information Handling Systems      International Computex, Inc.    Develop and market CSM software solutions

    DATE            TRANSACTION    ENTERPRISE     EQUITY      BOOK
  EFFECTIVE          VALUE [1]     VALUE [2]      VALUE       VALUE
------------       -------------  -------------  ---------  --------
SIC CODE 7372, ERP SOFTWARE TARGETS [3]
-------------------------------------------

05/18/98              391.8         346.6         381.4        98.8
02/13/98               64.5          64.5          63.3        (3.8)
11/25/97               32.0          27.8          32.0       (19.2)
10/02/97                9.6          10.1           9.6         1.4
08/26/97              283.0         236.2         275.0        48.2
11/11/96            1,160.8       1,109.6       1,160.8       147.0
06/01/95            1,817.3       1,714.9       1,854.4       769.0


01/07/99           $   34.0      $   25.6    $   34.0    $ 10.0

--------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO]    INVESTMENT BANKING GROUP
          Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                 COMPARABLE MERGERS AND ACQUISITIONS ANALYSIS
                             (DOLLARS IN MILLIONS)
        TRANSACTIONS CLOSED BETWEEN JUNE 1, 1995 AND DECEMBER 18, 1998

                                                                                     TARGET VALUES - LATEST TWELVE MONTHS (LTM)
                                                                                  ------------------------------------------------
    DATE                                                                              NET                                  NET
  EFFECTIVE      Acquiror Name                     TARGET NAME                       SALES      EBITDA       EBIT         INCOME
------------     -----------------------          ---------------------------     ----------  ----------   ---------    ----------
SIC CODE 7372, ERP SOFTWARE TARGETS [3]
------------------------------------------------------------------------------
05/18/98         Siebel Systems, Inc.              Scopus Technology, Inc. [4]       87.6        13.8        10.1          8.1

02/13/98         Manugistics Group, Inc.           ProMIRA Software, Inc. [5]         3.8          NA        (2.2)        (2.0)

11/25/97         Aspect Development, Inc.          CADIS, Inc.                        6.3        (6.5)       (7.2)        (6.8)

10/05/98         Symix Systems, Inc.               Pritsker Corporation [6]           3.8         0.8         0.1          0.0

08/26/97         BAAN Company N.V.                 Aurum Software, Inc. [7]          37.5         2.5         1.2          1.5

11/11/96         Computer Associates Intl. Inc.    Cheyenne Software, Inc. [8]      184.4        44.1        34.6         23.4

06/01/95         Computer Associates Intl. Inc.    Legent Corporation               511.6       147.2        96.6         62.3

                 ------------------------------------------------------------------------------------------------------------------
                  LOW

                  HIGH

                  MEAN

                  MEDIAN
                 -------------------------------------------------------------------------------------------------------------------


12/23/98         Information Handling Systems      International Computex, Inc.    $  4.3       ($2.1)      ($2.3)       ($1.8)

                                                              ENTERPRISE      EQUITY       EQUITY       ENTERPRISE        EQUITY
    DATE                                                        VALUE/        VALUE/       VALUE/          VALUE/         VALUE/

  EFFECTIVE      Acquiror Name                                NET SALES       EBITDA        EBIT         NET INCOME     BOOK VALUE
------------     -------------------------------             ------------    ---------  --------------  -------------  ------------
SIC CODE 7372, ERP SOFTWARE TARGETS [3]
------------------------------------------------
05/18/98         Siebel Systems, Inc.                            4.0            25.1        34.2               47.1         3.9

02/13/98         Manugistics Group, Inc.                        17.0              NM          NM                 NM          NM

11/25/97         Aspect Development, Inc.                        4.4              NM          NM                 NM          NM

10/05/98         Symix Systems, Inc.                             2.7            12.8       106.7            1,917.7         7.0

08/26/97         BAAN Company N.V.                               6.3            96.3       195.2              178.8         5.7

11/11/96         Computer Associates Intl. Inc.                  6.0            25.2        32.1               49.5         7.9

06/01/95         Computer Associates Intl. Inc.                  3.4            11.6        17.8               29.8         2.4

                 -------------------------------------------------------------------------------------------------------------------

                                                                 2.7  x         11.6  x     17.8  x            29.8  x      2.4  x

                                                                17.0            96.3       195.2            1,917.7         7.9

                                                                 6.3            34.2        77.2              444.6         5.4

                                                                 4.4            25.1        34.2               49.5         5.7
                 -------------------------------------------------------------------------------------------------------------------


                                                                 5.9              NM          NM                 NM         3.4  x


[LOGO]  INVESTMENT BANKING GROUP
        Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------


                 COMPARABLE MERGERS AND ACQUISITIONS ANALYSIS
                                  (FOOTNOTES)


_____________________
Source:
Securities Data Company and SEC filings.

All operating data are latest twelve months.

NA = Not Available

NM = Not Meaningful

[1] Transaction Value represents the announced purchase price or the total consideration paid including transaction fees and expenses, where available.
[2] Enterprise Value represents the equity value paid in the transaction plus net debt. Net cash is subtracted from enterprise value.
[3]  SIC Code 7372 includes ERP Software and CAD related software.
[4] Scopus Technology LTM results do not include a pre-tax merger termination charge of $3.298 million.
[5]  LTM Depreciation expense for ProMIRA is not available.
[6] Pritsker LTM Depreciation is calculated using historical averages and six month figures through June 1997.
[7] Aurum Software interim depreciation figures were not available. LTM depreciation from the company's December 1996 10-K is used in this analysis.
[8] Cheyenne Software LTM are not available. LTM results calculated by adding last six months figures to 1/2 of latest available annual figues.


--------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO]    INVESTMENT BANKING GROUP
          Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------


                           Acquisition Premiums Paid


--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO]    INVESTMENT BANKING GROUP
          Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------


                    ACQUISITION PREMIUMS PAID ANALYSIS [1]
                         FROM 1/1/98 THROUGH 12/18/98

                                                                                    Value of        Premium           Premium
  Date                                                                             Transaction    1 day prior      1 week prior
Announced    Acquiror Name                    Target Name                            ($ mil)      to Ann. Date     to Ann. Date
---------    -----------------------------    -------------------------------      -----------    ------------     ------------
 01/12/98    Research Institute of America    Computer Language Research Inc.      $     325.4           60.7%            62.2%
 01/27/98    Sage Group PLC                   State of the Art Inc.                      245.2           33.3%            35.4%
 02/02/98    BMC Software Inc.                BGS Systems Inc.                           306.9           23.3%            32.4%
 02/23/98    Network Associates Inc.          Trusted Information Systems                322.1           59.9%            84.6%
 02/24/98    Siebel PLC [2]                   Wonderware Corp                            362.7           50.0%            59.3%
 03/02/98    Siebel Systems Inc.              Scopus Technology Inc.                     460.0           58.5%            93.6%
 03/16/98    PLATINUM Technology Inc.         Logic Works Inc.                           212.9           13.0%            36.2%
 03/17/98    CBT Group PLC                    ForeFront Group Inc.                       147.5           17.3%            29.4%
 04/16/98    Phoenix Technologies Ltd         Award Software International               129.5           12.9%            21.3%
 04/17/98    Sterling Commerce Inc.           XcelleNet Inc.                             214.3            6.1%            12.5%
 06/17/98    Micro Focus Group PLC            Intersolv Inc.                             532.0           56.2%            41.0%
 06/22/98    Learning Co Inc.                 Broderbund Software Inc.                   424.3           21.2%            16.4%
 07/23/98    HBO & Co                         IMNET Systems Inc.                         261.5           55.6%            59.3%
 07/28/98    Network Associates Inc.          CyberMedia Inc.                            130.1           25.6%            38.2%
 10/12/98    Applied Materials Inc.           Consilium Inc.                              45.2          145.7%           145.7%
 10/16/98    Affiliated Computer Services     BRC Holdings Inc.                          165.4           17.1%            16.9%

                                              ----------------------------------------------------------------------------------
                                              Mean                                 $     267.8           41.0%            49.0%

                                              Median                                     253.4           29.5%            37.2%
                                              ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 12/23/98    Information Handling Systems     International Computex, Inc. [3]     $      25.6           43.0%            39.6%

 12/23/98    Information Handling Systems     International Computex, Inc. [3,4]          25.6          169.8%           158.1%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                         Premium
  Date                                                                                4 weeks prior
Announced    Acquiror Name                    Target Name                             to Ann. Date
---------    -----------------------------    -------------------------------         ------------
 01/12/98    Research Institute of America    Computer Language Research Inc.                 69.8%
 01/27/98    Sage Group PLC                   State of the Art Inc.                           35.4%
 02/02/98    BMC Software Inc.                BGS Systems Inc.                                42.9%
 02/23/98    Network Associates Inc.          Trusted Information Systems                     92.3%
 02/24/98    Siebel PLC [2]                   Wonderware Corp                                 79.4%
 03/02/98    Siebel Systems Inc.              Scopus Technology Inc.                         100.1%
 03/16/98    PLATINUM Technology Inc.         Logic Works Inc.                                57.1%
 03/17/98    CBT Group PLC                    ForeFront Group Inc.                            48.5%
 04/16/98    Phoenix Technologies Ltd         Award Software International                    53.1%
 04/17/98    Sterling Commerce Inc.           XcelleNet Inc.                                   7.7%
 06/17/98    Micro Focus Group PLC            Intersolv Inc.                                  52.1%
 06/22/98    Learning Co Inc.                 Broderbund Software Inc.                        19.0%
 07/23/98    HBO & Co                         IMNET Systems Inc.                              62.5%
 07/28/98    Network Associates Inc.          CyberMedia Inc.                                117.1%
 10/12/98    Applied Materials Inc.           Consilium Inc.                                 145.7%
 10/16/98    Affiliated Computer Services     BRC Holdings Inc.                               15.2%

                                              ------------------------------------------------------
                                              Mean                                            62.4%

                                              Median                                          55.1%
                                              ------------------------------------------------------

----------------------------------------------------------------------------------------------------
 12/23/98    Information Handling Systems     International Computex, Inc. [3]                58.9%

 12/23/98    Information Handling Systems     International Computex, Inc. [3,4]             232.6%
----------------------------------------------------------------------------------------------------

--------------------------------------------------
[1] Includes only transactions of target companies within the SIC code
    7372-pre-packaged software where the target company was publicly traded. [2] The consideration to be paid was Siebel's stock and the value of the transaction is based on Siebel's price one day prior to announcement.
[3] ICIQ's price premium is calculated by using the offer price, net of cash, and the bid price on the appropriate day.
[4] ICIQ's price premium is calculated by subtracting net cash per share from the current bid price and the offer price.

-------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO] INVESTMENT BANKING GROUP
       Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                      ACQUISITION PREMIUMS PAID ANALYSIS
                         FROM 1/1/98 THROUGH 12/18/98


                                                                              Value of     Premium        Premium       Premium
  Date                                                                      Transaction  1 day prior   1 week prior  4 weeks prior
Announced  Acquiror Name                   Target Name                         ($ mil)    to Ann. Date  to Ann. Date  to Ann. Date
----------------------------------------------------------------------------------------------------------------------------------
01/12/98   Research Institute of America   Computer Language Research Inc.      $325.4          60.7%         62.2%        69.8%
01/27/98   Sage Group PLC                  State of the Art Inc.                 245.2          33.3%         35.4%        35.4%
02/02/98   BMC Software Inc.               BGS Systems Inc.                      306.9          23.3%         32.4%        42.9%
02/23/98   Network Associates Inc.         Trusted Information Systems           322.1          59.9%         84.6%        92.3%
02/24/98   Siebel PLC  [2]                 Wonderware Corp                       362.7          50.0%         59.3%        79.4%
03/02/98   Siebel Systems Inc.             Scopus Technology Inc.                460.0          58.5%         93.6%       100.1%
03/16/98   PLATINUM Technology Inc.        Logic Works Inc.                      212.9          13.0%         36.2%        57.1%
03/17/98   CBT Group PLC                   ForeFront Group Inc.                  147.5          17.3%         29.4%        48.5%
04/16/98   Phoenix Technologies Ltd        Award Software International          129.5          12.9%         21.3%        53.1%
04/17/98   Sterling Commerce Inc.          XcelleNet Inc.                        214.3           6.1%         12.5%         7.7%
06/17/98   Micro Focus Group PLC           Intersolv Inc.                        532.0          56.2%         41.0%        52.1%
06/22/98   Learning Co Inc.                Broderbund Software Inc.              424.3          21.2%         16.4%        19.0%
07/23/98   HBO & Co                        IMNET Systems Inc.                    261.5          55.6%         59.3%        62.5%
07/28/98   Network Associates Inc.         CyberMedia Inc.                       130.1          25.6%         38.2%       117.1%
10/12/98   Applied Materials Inc.          Consilium Inc.                         45.2         145.7%        145.7%       145.7%
10/16/98   Affiliated Computer Services    BRC Holdings Inc.                     165.4          17.1%         16.9%        15.2%

                                           ---------------------------------------------------------------------------------------
                                           MEAN                                 $267.8          41.0%         49.0%        62.4%

                                           MEDIAN                                253.4          29.5%         37.2%        55.1%
                                           ---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
12/23/98   Information Handling Systems    International Computex, Inc. [3]     $ 25.6          90.0%         85.5%       111.1%
----------------------------------------------------------------------------------------------------------------------------------

________________________________
[1] Includes only transactions of target companies within the SIC code 7372-pre-
    packaged software where the target company was publicly traded.
[2] The consideration to be paid was Siebel's stock and the value of the transaction is based on Siebel's price one day prior to announcement.
[3] ICIQ's price premium is calculated by using the offer price and the bid price on the appropriate day.

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                     INVESTMENT BANKING SERVICE SINCE 1932

[LOGO]    INVESTMENT BANKING GROUP
          Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------


                             Summary of Valuation
                                   Analyses


--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO]  INVESTMENT BANKING GROUP
        Interstate/JOhnson Lane Corporation
--------------------------------------------------------------------------------

M&A TRANSACTION MULTIPLES:                      Median Multiple      ICIQ Fin. Data [1]     Implied Value of Equity [2]   Per Share
--------------------------                     ------------------   --------------------   ----------------------------  -----------
    Enterprise Value/LTM Net Sales                          4.4   x                 $4.3                         $ 19.1        $5.35



COMPARABLE GROUP LTM MULTIPLES [3]:
-----------------------------------
    Enterprise Value/Net Sales (Small cos.)                 1.1   x                 $4.3                         $  4.9        $1.37

    Enterprise Value/Net Sales (Large cos.)                 4.9                      4.3                           21.2         5.92

    Enterprise Value/Net Sales (CAD cos.)                   4.4                      4.3                           19.1         5.34

    Enterprise Value/Net Sales (Blended) [4]                2.5                      4.3                           11.0         3.07


                                                                   -----------------------------------------------------------------

                                                                                 Average                         $14.04        $3.93

                                                                   -----------------------------------------------------------------


Acquisition Premiums Paid: [5]                  Median Premium       ICIQ Mkt. Value [2]       Implied Value of Equity
------------------------------                 ---------------      --------------------     --------------------------
    1 Day Prior to Announcement                            29.5%                    $9.5                         $12.28        $3.43

    1 Week Prior to Announcement                           37.2%                     9.9                          13.60         3.80

    4 Weeks Prior to Announcement                          55.1%                     7.7                          11.93         3.33


                                                                   -----------------------------------------------------------------

                                                                                 Average                         $12.60        $3.52

                                                                   -----------------------------------------------------------------


IHS/ICIQ TRANSACTION:
---------------------
                                            ----------------------------------------------------------------------------------------

    Enterprise Value/Net Sales                              5.9   x                 $4.3                         $25.59        $7.15

ACQUISITION PREMIUM: [2,5]
    1 Day Prior to Announcement                           169.8%                    $9.5                         $25.58        $7.15

    1 Week Prior to Announcement                          158.1%                     9.9                          25.58         7.15

    4 Weeks Prior to Announcement                         232.6%                     7.7                          25.58         7.15

                                            ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------
[1]  Data are for the last twelve months ended November 31, 1998.
[2]  Based on the bid price on the appropriate date.
[3] Each Comparable group is evaluated separately, then together. Net cash is excluded from Enterprise Value.
[4] Comparable weightings are 60% smaller ERP developers; 20% larger ERP developers; 20% CAD developers.
[5] For comparison, ICIQ's net cash ($8.415 MM) is subtracted from its bid price and from its Enterprise Value.

--------------------------------------------------------------------------------
                    INVESTMENT BANKING SERVICES SINCE 1932

[LOGO]    INVESTMENT BANKING GROUP
          Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------


                             Appendix: Comparable
                             Company Descriptions


--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO]    INVESTMENT BANKING GROUP
          Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


ASPECT DEVELOPMENT, INC. (SYM: ASDV)

Aspect Development, Inc. develops, markets and supports enterprise client/server software and reference data products that enable manufacturers to improve product development and business processes through component and supplier management (CSM). The company believes its CSM solution can reduce the costs of production and non-production parts and accelerate manufacturing time-to-market by enabling users to effectively manage the components and commodities they buy, as well as the suppliers of those commodities across the enterprise.

               [GRAPH OF ASPECT DEVELOPMENT, INC. APPEARS HERE]

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                    Investment Banking Services Since 1932

[LOGO]    INVESTMENT BANKING GROUP
          Interstate/Johnson Lane Corporation

--------------------------------------------------------------------------------


                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


FOURTH SHIFT CORPORATION (SYM: FSFT)

Fourth Shift Corporation develops, licenses and services software solutions for manufacturing and distribution enterprises. The company's primary product, the Fourth Shift Manufacturing Software System (MSS), is a family of integrated manufacturing and financial management applications for mid-sized manufacturing companies which operates in integrated manufacturing, accounting, sales and information management applications and companion products designed to support decision-making in an industrial company.


               [GRAPH OF FOURTH SHIFT CORPORATION APPEARS HERE]

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                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


GENSYM CORPORATION (SYM: GNSM)

Gensym Corporation is a leading supplier of software and services for intelligent operations management. Common applications include quality management, process optimization, dynamic scheduling, network fault management, energy and environmental management and abnormal situation management. Gensym has sold more than 10,000 product licenses to organizations in electric power, manufacturing, communications, aerospace, transportation, government and other industries.

                             GEMSYM  CORPORATION
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                   DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


INDUS INTERNATIONAL, INC. (SYM: IINT)

Indus International, Inc. develops, markets implements and supports enterprise asset management software and service solutions for capital intensive industries worldwide. The company offers two primary product lines. The Indus Solution Series for the energy industry provides a series of business applications and business process improvement service packages which meet the needs of both integrated gas and electric utilities and stand alone utility business units. The Indus Solution Series for Industry and the Public Sector provides a set of business applications which meet the needs of capital intensive industrial manufacturing businesses seeking a competitive advantage through the application of technology.

                          INDUS INTERNATIONAL, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                              [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                   DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


LOGILITY, INC. (SYM: LGTY)

Logility, Inc. is a leading provider of solutions for collaborative value chain management. Logility develops, markets and supports software applications that optimize the operating efficiencies of manufacturers, suppliers, distributors, retailers and other organizations along the "value chain." Logility's Value Chain Solutions provide advanced collaborative planning and integrated logistics capabilities that reduce inventory costs, improve forecast accuracy, decrease order cycle times, optimize production scheduling, streamline logistics, reduce transportation costs and improve customer service.

                                LOGILITY, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                   DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


MADE2MANAGE SYSTEMS, INC. (SYM: MTMS)

Made2Manage Systems, Inc. provides fully integrated, enterprise-wide software solutions that help small and medium-size manufacturers with sales analysis, order entry, delivery cycle responsiveness, quality assurance, accounts receivable and financial reporting. The company's primary product, Made2Mange for Windows, is designed to run on Windows NT Workstations or on Windows 95 over local area networks that use Windows NT or Novell Netware servers. Made2Manage is an enterprise resource planning software application designed to meet the unique needs of small and midsize discrete manufacturers engaged in engineer-to-order, make-to-order, make-to-stock and mixed mode operations.

                           MADE2MANAGE SYSTEMS, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                   DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


MANUGISTICS GROUP, INC. (SYM: MANU)

Manugistics Group, Inc. develops, sells and supports a line of business operations planning software and services for managing the flow of products from raw materials through the manufacturing and distribution processes, to the delivery of finished goods to customers. Manugistics believes it is the only provider of an integrated suite of strategic, tactical and operational supply chain planning tools including a high-level optimizer and products that address the four key operational areas of supply chain management: demand planning, supply planning, manufacturing scheduling and transportation management.

                            MANUGISTICS GROUP, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPHS APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                   DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


MAPICS, INC. (SYM: MAPX)

Mapics, Inc. is a leading provider of enterprise resource planning (ERP) software applications for discrete and batch-process manufacturing enterprises worldwide. The company was organized as a consulting company to help manufacturers improve manufacturing efficiency through implementation and customization of International Business Machine Corporation's (IBM) manufacturing software. The company has developed a number of software applications to address the needs of continuous flow process manufacturing companies. The company's products provide an integrated and function-rich solution with the breadth and depth of applications to manage an entire manufacturing enterprise.

                                 MAPICS, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                   DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


OBJECTSHARE, INC. (SYM: OBJS)

ObjectShare, Inc. develops, markets and supports fully object-oriented application development tools for use in development of distributed client/server/web applications. The company also provides a comprehensive range of services, including customer support, training and consulting as integral components of a complete solution. The company's primary products are VisualWorks, VisualWave and Distributed Smalltalk, which are application development environments (ADEs) based on the Smalltalk programming language. VisualWorks, the company's primary ADE, provides a powerful visual programming environment that enables programmers to develop, deploy and maintain applications.

                               OBJECTSHARE, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


PROJECT SOFTWARE & DEVELOPMENT, INC. (SYM: PSDI)

Project Software & Development, Inc. develops, markets and supports applications software used by businesses, government agencies and other organizations to assist them in maintaining and developing high-value capital assets such as facilities, plants and production equipment. The company's products are designed to enable customers to reduce down-time, control maintenance expenses, cut spare parts inventories and costs, improve purchasing efficiency, and more effectively deploy productive assets, personnel and other resources.

                     PROJECT SOFTWARE & DEVELOPMENT, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


QAD, INC. (SYM: QADI)

QAD, Inc. provides Enterprise Resource Planning (ERP) software for multinational and other large manufacturing companies. The company's software is designed to facilitate global management of resources and information and allow manufacturers to reduce order fulfillment cycle times and inventories, improve operating efficiencies and measure critical company performance criteria against defined business plan objectives. The company's products also help manufacturers adapt to growth, organizational change, business process reengineering, supply chain management and other challenges.

                                   QAD, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                   DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


ROSS SYSTEMS, INC. (SYM: ROSS)

Ross Systems, Inc. makes and markets proprietary software for sophisticated business applications and provides related services, primarily to users of Digital Equipment Corp., International Business Machines Corp. and Hewlett
Packard Co. computers.   The company's products address the finance,
distribution and human resource needs of primarily process manufacturers and healthcare and non-profit institutions. The company also provides consulting, support, custom applications, development and education services.

                              ROSS SYSTEMS, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


SOFTWARE AG SYSTEMS, INC. (SYM: AGS)

Software AG Systems, Inc. is an enterprise solutions company that provides robust software products and related professional services to large organizations with complex computing requirements. Products are used to build and enhance mission-critical applications that require reliability, scaleability and security, such as customer billing systems, financial accounting systems and inventory management systems. The company also offers comprehensive professional services, including consulting, software integration, systems implementation and large project management services.

                           SOFTWARE AG SYSTEMS, INC.
                           Price/Volume Performance
                     December 18, 1997 to December 18, 1998


                              [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                   DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


SYMIX SYSTEMS, INC. (SYM: SYMX)

Symix Systems, Inc. is a global provider of open, client/server manufacturing software for mid-range discrete manufacturers. The company develops a fully integrated manufacturing, planning and financial software system that addresses the enterprise resource planning requirement of manufacturers. The company's products are used by manufacturing firms to improve operational performance with respect to time-to-market, order fulfillment, product costs, inventory carrying costs and other aspects of operations.

                              SYMIX SYSTEMS, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                   DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


SYSTEM SOFTWARE ASSOCIATES, INC. (SYM: SSAX)

System Software Associates, Inc. develops, sells and supports an integrated line of business planning and control system client/server software. The company's products provide business process re-engineering and integration of an enterprise's operations, including multi-mode manufacturing processes, distribution and global financial solutions. The company provides its enterprise information systems to the industrial sector worldwide, targeting large and medium-sized firms.

                       SYSTEM SOFTWARE ASSOCIATES, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                   DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


WORKGROUP TECHNOLOGY CORPORATION (SYM: WKGP)

Workgroup Technology Corporation provides client server software solutions which facilitate the management of product information and work processes. The company's product data management software, CMS, is used by customers to enhance the management of the product life cycle by improving design and development processes and the transfer of design information to manufacturing , reducing time to market and providing more accurate and timely market feedback. CMS can manage any type of electronic data including CAD models, bills of material, word processing, spreadsheet, voice video and multimedia files.

                       WORKGROUP TECHNOLOGY CORPORATION
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


COMPUTER ASSOCIATES INTERNATIONAL, INC. (SYM: CA)

Computer Associates International, Inc. designs, markets and supports standardized computer software products for use with a broad range of desktops, midrange and mainframe computers from many different hardware manufacturers. The company offers over 500 business enterprise systems management, information management and business application solutions to a broad spectrum of organizations. The company's products include a range of standardized systems management software products, which enable clients to use their total data processing resources more efficiently.


                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


I2 TECHNOLOGIES, INC. (SYM: ITWO)

I2 Technologies, Inc. provides chain supply management software, which encompasses the planning and scheduling of manufacturing and related logistics from raw materials procurement through work-in-process to customer delivery.
The company's client/server software product, Rhythm, enables customers to model complex, multi-site supply chains and rapidly generate integrated solutions to planning and scheduling problems such as production bottlenecks, supply interruptions and customer order changes.


                             I2 TECHNOLOGIES, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


J.D. EDWARDS & CO. (SYM: JDEC)

J.D. Edwards & Co. develops and markets software solutions that operate on multiple computing platforms and are designed to accelerate customers' time to benefit, lower customer's cost of ownership and reduce information systems risks arising from changes in technology and business practices. The company's integrated software application suites support manufacturing, finance, distribution/logistics and human resources operations for multi-site and multinational organizations. The company also provides implementation, training and support services.


                            J.D. EDWARDS & COMPANY
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


MICROSTRATEGY, INC. (SYM: MSTR)

MicroStrategy, Inc. designs, markets and supports high performance, mission critical client/server relational database management systems and provides related software and services for data warehouse applications. The company provides enterprise decision support system software and related services. The company's suite of products enables both active and passive delivery of information from large-scale databases, providing Global 2000 enterprise and other user communities with timely answers to mission-critical questions.


                             MICROSTRATEGY, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


ORACLE CORPORATION (SYM: ORCL)

Oracle Corporation designs, develops, markets and supports computer software products with a wide variety of uses, including database management, application development and business intelligence and business applications. The company is the world's leading supplier of software products for information management and the world's second largest software company. The company's software products can be categorized into three primary product families: Server Technologies, Application Development and Business Intelligence Tools and Business Applications.


                              ORACLE CORPORATION
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


ENGINEERING ANIMATION, INC. (SYM: EAII)

Engineering Animation, Inc. develops, makes and sells 3D and 2D visualization technology and products that address the productivity, communication, education and entertainment needs of its clients. The company utilizes its core technical competencies in high speed, real time graphics, CAD/CAE/CAM interfaces, distributed databases and Internet/intranet communications to provide solutions through two interrelated product lines: enterprise-wide product visualization software and interactive multimedia and custom animation.


                         ENGINEERING ANIMATION, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


MODACAD (SYM: MODA)

ModaCAD, Inc. designs, sells and supports advanced virtual reality, rendering and modeling software for industrial design and retail customers mainly in the apparel, home furnishing and home design industries. Through the design of virtual reality software, the company enables its customers to create 3-D objects that aid in the visualization of complex objects or designs. The company's current and future products are divided into three principal product groups: commercial (CAD and electronic merchandising products), consumer (3-D Home Interiors products), and e-commerce (Internet).


                                 MODACAD INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


ORCAD, INC. (SYM: OCAD)

OrCAD, Inc. develops, markets and supports Microsoft Windows-based electronic design automation (EDA) software products that assist electronics designers in designing printed circuit boards (PCB's), field-programmable gate arrays (FPGA's) and complex programmable logic devices (CPLD's), and, in the simulation of analog/digital electronics circuits. OrCAD's products enable electronics designers working on personal computers to reduce time to market, improve product capability and reduce design costs.

                                 ORCAD, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932

[LOGO] INVESTMENT BANKING GROUP
       Insterstate/Johnson Lane Corporation

--------------------------------------------------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                  DESCRIPTION OF COMPARABLE PUBLIC COMPANIES


UNIGRAPHICS SOLUTIONS, INC. (SYM: UGS)

Unigraphics Solutions, Inc. offers integrated, mechanical computer-aided design solutions used in virtual product development primarily in a variety of industries. Its solutions include software used to minimize design and production costs and reduce the time from design to market. The company provides a range of software products and implementation and integration services that can be customized to address the digital product development process.


                         UNIGRAPHICS SOLUTIONS, INC.
                           Price/Volume Performance
                    December 18, 1997 to December 18, 1998


                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                    Investment Banking Services Since 1932